HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.-Servicer
Monthly Report - Restricting Events
     4/26/99

RESTRICTING EVENTS
------------------

A) AVERAGE CUMULATIVE NET LOSS RATIO

          (a)  The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                             no

               Initial ADCB                                                                           273,826,503.00
                                                                                   ADCB of
                                       ADCB of                                   Cumulative            Cumulative
                                     Cumulative             Cumulative       Defaulted Contracts        Net Loss
                                 Defaulted Contracts        Recoveries        net of Recoveries          Ratio
                                 -------------------        ----------        -----------------          -----
               2 months prior      2,578,804.66            1,421,371.59        1,157,433.07              0.42%
               1 month prior       2,616,618.14            1,470,179.13        1,146,439.01              0.42%
               Current             2,912,273.71            1,631,045.95        1,281,227.76              0.47%
                                   ------------            ------------        ------------              -----
               Average             2,702,565.50            1,507,532.22        1,195,033.28              0.44%

               Annualized maximum Cumulative Net Loss Ratio                                              1.00%
               Average Cumulative Net Loss Ratio                                                         0.44%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the initial Cutoff Date.


B) A SERVICER EVENT HAS OCCURRED AND IS CONTINUING (YES/NO)                                              no

C) AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING (YES/NO)                                           no

          (a)  failure to pay on each Distribution Date the full amount of                               no
               interest on any Note (yes/no)

          (b)  failure to pay the then outstanding principal amount of any                               no
               Note, if any, on its related Maturity Date (yes/no)


BASED ON A, B AND C, A RESTRICTING EVENT HAS OCCURRED AND IS CONTINUING (YES/NO)                         no
--------------------------------------------------------------------------------

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.-Servicer
Monthly Report - Limitations
     4/26/99

OBLIGOR EVENT TRIGGER DETERMINATION
-----------------------------------


     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                             n/a
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
       as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                          n/a

     The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is
       no / n/a if not applicable)                                                                                              n/a
       a) the Defaulted Contract has been replaced with an eligible Substitute Contract                                         n/a
       b) a Recovery has been received with respect to the Defaulted Contract and no further Recoveries
          are expected                                                                                                          n/a
       c) a Successor Servicer has been appointed                                                                               n/a


AN OBLIGOR EVENT HAS OCCURRED AND IS CONTINUING                                                                                 n/a


10% SUBSTITUTION LIMIT CALCULATION
----------------------------------

     ADCB as of the Cut-off Date:                                                                                    273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                               0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                                   0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts
      exceeds 10% (yes/no)                                                                                                       no

5% SKIPPED PAYMENT LIMIT CALCULATION
------------------------------------
     The percent of contracts with Skipped Payment modifications                                                               0.25%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                             no
     Any Skipped Payments have been deferred later than 12 months prior to the Class B
      Maturity Date                                                                                                             n/a

CONCENTRATION AMOUNTS (ONLY APPLICABLE AT THE CUTOFF DATE OR IN THE EVENT OF A SUBSTITUTION)
--------------------------------------------------------------------------------------------

          (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or municipalities              0.00%
                exceeds 1.13% of the ADCB of the Contract Pool                                                                   no

          (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds 3.88%               1.18%
                of the ADCB of the Contract Pool                                                                                 no

          (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors (measured             3.42%
                by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the Contract Pool                          no

          (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors (measured by            14.93%
                ADCB as of the date of determination) exceeds 24.79% of the ADCB of the Contract Pool                            no

          (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan of such          13.62%
                Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool                                      no

          (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of the United               8.67%
                States exceeds 17.73% of the ADCB of the Contract Pool                                                           no

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer

Monthly Report - Accounts
          4/26/99

                                                                           Collection          Reserve
                                                                             Account            Fund
                                                                             -------            ----
Beginning Account Balance                                                       0.00           2,738,265.00
Investment Earnings                                                        19,460.25               9,049.63


Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less                    5,194,063.92
 Servicer Advances plus Payaheads
Add: Prepayment Amounts                                                   535,027.70
Add: Recoveries                                                           160,866.82
Add: Investment Earnings                                                   28,509.88              (9,049.63)
Add: Late Charges                                                           8,908.22
Add: Expired Lease Proceeds                                                     0.00
Add: Servicer Advances                                                          0.00

Available Amounts                                                       5,927,376.54           2,738,265.00
-----------------



Payments on Distribution Date
-----------------------------

  (A)** Indenture Trustee Fees (first in funds allocation                      0.00
         during a Restricting Event or an Event of Default)
  (A)   Unreimbursed Servicer Advances                                         0.00

  (B)   Monthly Servicing Fee, due and accrued, including any              46,066.95
         amounts unpaid

  (C)   Class A-1 Notes interest, due and accrued, including any                0.00
         amounts unpaid

  (D)   Class A-2 Notes interest, due and accrued, including any          535,214.19
         amounts unpaid

  (E)   Class B Notes interest, due and accrued, including any             23,332.61
         amounts unpaid

  (F)   Class C Notes interest, due and accrued, including any             15,985.83
         amounts unpaid

  (G)   Class D Notes interest, due and accrued, including any             19,485.94
         amounts unpaid

  (H)   The Class A-1 Principal Payment Amount                                  0.00

  (I)   The Class A-2 Principal Payment Amount                          4,853,524.49

  (J)   The Class B Principal Payment Amount                              208,008.19

  (K)   The Class C Principal Payment Amount                              138,672.13

  (L)   The Class D Principal Payment Amount                               87,086.21

  (M)   Amounts required to meet the Reserve Fund Amount                        0.00                   0.00

  (B)*  Monthly Servicing Fee, due and accrued, including any amounts           0.00
         unpaid (applicable only if an Obligor Event has occurred and is continuing)

  (N)   Any excess to Certificateholders                                        0.00

Distributions to Noteholders and Certificateholders                     5,927,376.54

Ending balance of accounts                                                      0.00           2,738,265.00

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
          4/26/99

          A Restricting Event has occurred and is continuing (yes/no)                                      no

          Trustee Fees (only in the event of a Restricting Event or an Event of Default)                          0.00


UNREIMBURSED SERVICER ADVANCES
------------------------------

  (i)     Current month Unreimbursed Servicer Advances                                                            0.00
  (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                              0.00
  (iii)   Total Unreimbursed Servicer Advances due ( (i) + (ii) )                                                 0.00
  (iV)    Unreimbursed Servicer Advances distributed                                                              0.00
          Unpaid Unreimbursed Servicer Advances (or arrearage)                                                    0.00

SERVICING FEE SCHEDULE
----------------------

  (i)     Servicing Fee Percentage                                                                                0.50%
  (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                              110,560,677.08
  (iii)   Servicing Fee ( ( (i)/ 12) x (ii) )                                                                46,066.95
  (iv)    Servicing Fee accrued but not paid in prior periods                                                     0.00
  (v)     Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                46,066.95
  (vi)    Monthly Servicing Fee distributed                                                                  46,066.95
          Servicing Fee accrued but not paid                                                                      0.00

CLASS A-1 INTEREST SCHEDULE
---------------------------

          Opening Class A-1 principal balance                                                                    0.00
  (i)     Class A-1 interest Rate                                                                              5.7325%
  (ii)    Number of days in Accrual Period                                                                          0
          Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                0.0000%
          Current Class A-1 interest due                                                                         0.00
          Prior Class A-1 interest arrearage                                                                     0.00
          Current Period Interest Shortfall                                                                      0.00

          CLASS A-1 INTEREST DISTRIBUTION                                                                        0.00

CLASS A-2 INTEREST SCHEDULE
---------------------------

          Opening Class A-2 principal balance                                                          100,509,706.53
          Class A-2 Interest Rate                                                                              6.3900%
          Class A-2 Interest Rate x 30/360                                                                     0.5325%
          Current Class A-2 interest due                                                                   535,214.19
          Prior Class A-2 interest arrearage                                                                     0.00
          Current Period Interest Shortfall                                                                      0.00

          CLASS A-2 INTEREST DISTRIBUTION                                                                  535,214.19

CLASS B INTEREST SCHEDULE
-------------------------

          Opening Class B principal balance                                                              4,307,558.81
          Class B Interest Rate                                                                                6.5000%
          Class B Interest Rate x 30/360                                                                       0.5417%
          Current Class B interest due                                                                      23,332.61
          Prior Class B interest arrearage                                                                       0.00
          Current Period Interest Shortfall                                                                      0.00

          CLASS B INTEREST DISTRIBUTION                                                                     23,332.61

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Schedules Continued
          4/26/99

CLASS C INTEREST SCHEDULES
--------------------------
          Opening Class C principal balances                                                             2,871,705.87
          Class C Interest Rate                                                                                6.6800%
          Class C Interest Rate x 30/360                                                                       0.5567%
          Current Class C interest due                                                                      15,985.83
          Prior Class C interest arrearage                                                                       0.00
          Current Period interest Shortfall                                                                      0.00

          ClASS C INTEREST DISTRIBUTION                                                                     15,985.83

CLASS D INTEREST SCHEDULES
--------------------------

          Opening Class D principal balance                                                              3,064,629.40
          Class D interest Rate                                                                                7.6300%
          Class D interest Rate x 30/360                                                                       0.6358%
          Current Class D interest due                                                                      19,485.94
          Prior Class D interest arrearage                                                                       0.00
          Current Period interest Shortfall                                                                      0.00

          CLASS D INTEREST DISTRIBUTION                                                                     19,485.94

CLASS A-1 PRINCIPAL SCHEDULE
----------------------------
          Class A-1 Maturity Date                                                                             9/25/98
  (i)     Opening Class A-1 principal balance                                                                    0.00
  (ii)    ADCB as of last day of second preceding Collection Period                                    110,560,677.08
  (iii)   ADCB as of last day of immediately preceding Collection Period                               105,221,800.14
          Expected Class A-1 Payment Amount ( (ii)-(iii) )                                               5,338,876.94
  (iv)    Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                          0.00
          Class A-1 Principal Payment Amount (lesser of (i) or ( (ii)-(iii)+(iv)                                 0.00
          Class A-1 Principal Payment Amount distribution                                                        0.00
                                   Shortfall                                                                     0.00

          CLASS A-1 PRINCIPAL BALANCE AFTER CURRENT DISTRIBUTION                                                 0.00


CLASS A-2 PRINCIPAL SCHEDULE
----------------------------

  (i)     Opening Class A-2 principal balance                                                          100,509,706.53
  (ii)    Applicable Class A-2 Percentage                                                                       90.91%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes         105,221,800.14
  (iv)    Current month targeted Class A-2 principal balance ( (ii)*(iii) )                             95,656,182.04
  (v)     (i)-(iv) (zero until Class A-1 has been retired)                                               4,853,524.49
  (vi)    Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                     4,853,524.49

          Class A-2 Principal Payment Amount distributed                                                 4,853,524.49
                                  Shortfall                                                                      0.00

          CLASS A-2 PRINCIPAL BALANCE AFTER CURRENT DISTRIBUTION                                        95,656,182.04

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Schedules Continued
            4/26/99

CLASS B PRINCIPAL SCHEDULE
--------------------------
     (i)   Opening Class B principal balance                                                                  4,307,558.81
     (ii)  Applicable Class B Percentage                                                                              3.90%
     (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes             105,221,800.14
     (iv)  Current month targeted Class B principal balance (ii)* (iii))                                      4,099,550.62
     (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                   208,008.19
     (vi)  Class B Principal Payment Amount (lesser of (i) or (v))                                              208,008.19

           Class B Principal Payment Amount distributed                                                         208,008.19
                                   Shortfall                                                                          0.00

           CLASS B PRINCIPAL BALANCE AFTER CURRENT DISTRIBUTION                                               4,099,550.62


CLASS C PRINCIPAL SCHEDULE
---------------------------

     (i)   Opening Class C principal balance                                                                  2,871,705.87
     (ii)  Applicable Class C Percentage                                                                              2.60%
     (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes             105,221,800.14
     (iv)  Current month targeted Class C principal balance (ii)* (iii))                                      2,733,033.74
     (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                   138,672.13
     (vi)  Class C Principal Payment Amount (lesser of (i) or (v))                                              138,672.13

           Class C Principal Payment Amount distributed                                                         138,672.13
                                   Shortfall                                                                          0.00%

           CLASS C PRINCIPAL BALANCE AFTER CURRENT DISTRIBUTION                                               2,733,033.74


CLASS D PRINCIPAL SCHEDULE
--------------------------

     (i)   Opening Class D principal balance                                                                  3,064,629.40
     (ii)  Applicable Class D Percentage                                                                              2.60%
     (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes             105,221,800.14
     (iv)  Current month targeted Class D principal balance (ii)* (iii))                                      2,733,033.74
     (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                   331,595.66
     (vi)  Class D Principal Payment Amount (lesser of (i) or (v))                                              331,595.66

           Class D Principal Payment Amount distributed                                                          87,086.21
                                   Shortfall                                                                    244,509.45

           CLASS D PRINCIPAL BALANCE AFTER CURRENT DISTRIBUTION                                               2,977,543.19


RESERVE FUND SCHEDULE
---------------------

           Prior month Reserve Fund balance                                                                   2,738,265.00
           Initial ADCB                                                                                     273,826,503.00
           Required Reserve Fund Amount (lesser of (i) initial ADCB* 1.00% or                                 2,738,265.00
                                   (ii) outstanding principal of the Notes)
           Current period draw on Reserve Fund                                                                        0.00
           Required deposit to Reserve Fund                                                                           0.00
           Actual deposit to Reserve Fund                                                                             0.00
           Interest Earned on Reserve Account                                                                     9,049.63
           Deposit to Certificateholder                                                                               0.00
           ENDING RESERVE FUND BALANCE                                                                        2,738,265.00

           ENDING RESERVE FUND BALANCE AS A PERCENTAGE OF ADCB                                                        2.60%


SERVICING FEE SCHEDULE
----------------------

           Servicing Fee during an Obligor Event                                                                      0.00
           Servicing Fee paid                                                                                         0.00

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. Servicer

Monthly Report - Note Factors

     4/26/99
                               CUSIP # 423327AA3

     Class A-1
     ---------
     Class A-1 principal balance                                      0.00
     Initial Class A-1 principal balance                     62,980,096.00

     Note factor                                               0.000000000


                               CUSIP # 423327AB1

     Class A-2
     ---------
     Class A-2 principal balance                             95,656,182.04
     Initial Class A-2 principal balance                    191,678,552.00

     Note factor                                               0.499044786


                               CUSIP # 423327AC9

     Class B
     -------
     Class B principal balance                                4,099,550.62
     Initial Class B principal balance                        8,214,795.00

     Note factor                                               0.499044787


                               CUSIP # 423327AD7

     Class C
     -------
     Class C principal balance                                2,733,033.74
     Initial Class C principal balance                        5,476,530.00

     Note factor                                               0.499044786


     Class D
     -------
     Class D principal balance                                2,977,543.19
     Initial Class D principal balance                        5,476,530.00

     Note factor                                               0.543691569

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer

Monthly Report - Pool Data
         4/26/99

ADCB as of the last day of the Collection Period                           105,221,800.14



LOSS AND DELINQUENCY DATA FOR PERIOD
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period         295,655.57
Number of Defaulted Contracts as of the last day of the Collection Period               3
Defaulted Contracts as a percentage of ADCB (annualized)                             3.37%

DCB of Adjusted Contracts as of the last day of the Collection Period                0.00
Number of Prepaid Contracts as of the last day of the Collection Period                 0

DCB of Prepaid Contracts as of the last day of the Collection Period           372,960.12
Number of Prepaid Contracts as of the last day of the Collection Period                14

DCB of Substitute Contracts, excluding Warranty Contracts, added to
 Trust during Collection Period                                                      0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to
 Trust during Collection Period                                                         0

DCB of Warranty Contracts as of the last day of the Collection Period                0.00
Number of Warranty Contracts as of the last day of the Collection Period                0

DCB of repurchased Contracts as of the last day of the Collection Period             0.00
Number of repurchased Contracts as the day of the Collection Period                     0

DCB of Additional Contracts as of the last day of the Collection Period              0.00
Number of Additional Contracts as of the Collection Period                              0

Recoveries collected relating to Defaulted Contracts as of the last day
of the Collection Period                                                       160,866.82



DELINQUENCIES                                          DOLLARS                  PERCENT
                                                       -------                  -------
          Current                                   102,646,784.25                  96.75%
          31-60 days past due                         2,235,410.32                   2.11%
          61-90 days past due                         1,184,550.21                   1.12%
          Over 90 days past due                          31,732.11                   0.03%
                                                         ---------                   -----
          Total                                     106,098,476.89                 100.00%

          31+ days past due                           3,451,692.64                   3.25%

  (i)     DCB of cumulative Defaulted Contracts (cumulative gross losses
          to date)                                                           2,912,273.71

  (ii)    Cumulative Recoveries realized on Defaulted Contracts              1,631,045.95
          Cumulative net losses to date  ( (i) - (ii) )                      1,281,227.76

          ---------------------------------------------------------
                                 STATIC INFORMATION

          INITIAL ADCB                                 273,826,503
          DISCOUNT RATE                                     6.9239%
          CLASS A-1 INITIAL PRINCIPAL AMOUNT            62,980,096
          CLASS A-1 INTEREST RATE                           5.7325%
          CLASS A-2 INITIAL PRINCIPAL AMOUNT           191,678,552
          CLASS A-2 INTEREST RATE                           6.3900%
          CLASS B INITIAL PRINCIPAL AMOUNT               8,241,795
          CLASS B INTEREST RATE                             6.5000%
          CLASS C INITIAL PRINCIPAL AMOUNT               5,476,530
          CLASS C INTEREST RATE                             6.6800%
          CLASS D INITIAL PRINCIPAL AMOUNT               5,476,530
          CLASS D INTEREST RATE                             7.6300%
          RESERVE FUND INITIAL DEPOSIT                   2,738,265
          CLASS A-1 MATURITY DATE                         09/25/98
          CLASSES A-2, B, C, & D MATURITY DATE            05/25/05
          CLOSING DATE                                    09/04/97
          ---------------------------------------------------------